EXHIBIT 32.1

Certification  of  Island  Residences  Club, Inc. pursuant to Section 906 of the

Sarbanes-Oxley  Act  of  2002  regarding Quarterly Report on Form 10-QSB for the quarter  ended  November 30,  2006

Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and

(b)  of  section  1350, chapter 63 of title 18, United States Code), each of the undersigned  officers  of  Island  Residences Club, Inc., a Delaware corporation

(the  "Company"),  does  hereby  certify  that:

1.  The Company's Quarterly Report on Form 10-QSB for the quarter ended November 30, 2006  (the  "Form  10-QSB") fully complies with the requirements of Section

13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934,  as amended; and

2.  Information  contained  in  the Form 10-QSB fairly presents, in all material respects,  the  financial  condition  and  results of operations of the Company.

Dated:     March 12, 2007

/s/Graham  J.  Bristow

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                                 By:  Graham  J.  Bristow

                              Title:  Chief  Executive  Officer

/s/Bob  Bratadjaya

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                                By:   Bob  Bratadjaya

                             Title:   Chief  Financial  Officer